Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by continued adverse economic and insurance industry developments such as those of recent weeks, as well as the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers. The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, worldwide and national economic and stock market conditions, rating agency action, investment portfolio performance, possible terrorism or the outbreak and effects of war, integration of recent acquisitions, or unexpected effects or difficulties relating to the Company’s recent re-domestication to Switzerland. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4
	- Consolidating Statement of Operations	5-6
	- Catastrophe Loss Charges	7

III.	Segment Results
	- Insurance - North American	8
	- Insurance - Overseas General	9
	- Global Reinsurance	10
	- Life Insurance and Reinsurance	11-12

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	13
	- Reinsurance Recoverable Analysis	14 -16
	- Investment Portfolio	17 -24
	- Net Realized and Unrealized Gains (Losses)	25
	- Capital Structure	26 -27
	- Computation of Basic and Diluted Earnings Per Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29
	- Book Value per Common Share	30
	- Comprehensive Income	31
	- Glossary	32

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended September 30			Nine months ended September 30
	2008	2007	% Change 3Q-08 vs. 3Q-07	2008	2007	% Change YTD-08 vs. YTD-07
Gross premiums written	$5,220	$4,463	17%	$14,922	$13,596	10%

Net premiums written	$3,276	$2,800	17%	$10,028	$9,152	10%

Net premiums earned	$3,609	$3,150	15%	$9,977	$9,240	8%

Net investment income	$520	$492	6%	$1,541	$1,414	9%

Net income	$54	$656	-92%	$1,177	$2,006	-41%

Income excluding net realized gains (losses) (1)	$504	$692	-27%	$1,967	$2,019	-3%

Comprehensive income (loss)	$(915)	$909	NM	$(609)	$1,958	NM

Operating cash flow	$1,058	$1,484	-30%	$3,140	$3,878	-20%

Combined ratio
Loss and loss expense ratio	69.5%	62.5%		61.5%	62.0%
Underwriting and administrative expense ratio	28.4%	26.0%		28.9%	25.8%

Combined ratio	97.9%	88.5%		90.4%	87.8%

Annualized ROE*	12.7%	18.1%		16.5%	18.1%
Annualized ROE, excluding FAS 115*	12.2%	18.6%		16.2%	18.8%

Effective tax rate on income excluding net realized gains (losses)	13%	17%		17%	18%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.51	$2.06	-27%	$5.84	$6.02	-3%
Net income	$0.16	$1.95	-92%	$3.46	$5.98	-42%

Book value per common share	$46.06	$46.98	-2%	$46.06	$46.98	-2%
Tangible book value per common share	$34.61	$38.69	-11%	$34.61	$38.69	-11%

Weighted average basic common shares outstanding	329.0	325.2		328.3	324.7
Weighted average diluted common shares outstanding	333.0	330.6		332.7	330.1
Debt/total capitalization	17.6%	11.6%		17.6%	11.6%

(1)	See page 29 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	YTD 2008	YTD 2007	Full Year 2007
Consolidated Results Excluding Life Segment
Gross premiums written	$4,839	$4,866	$4,304	$4,035	$4,363	$14,009	$13,314	$17,349
Net premiums written	2,928	3,224	3,049	2,716	2,705	9,201	8,882	11,598
Net premiums earned	3,265	3,061	2,840	2,959	3,055	9,166	8,970	11,929
Losses and loss expenses	2,265	1,785	1,579	1,788	1,910	5,629	5,563	7,351
Future policy benefits	5	5	—	—	—	10	—	—
Policy acquisition costs	533	506	460	448	450	1,499	1,278	1,726
Administrative expenses	396	392	362	372	345	1,150	1,033	1,405

Underwriting income excluding life segment	$66	$373	$439	$351	$350	$878	$1,096	$1,447
Life underwriting income excluding investment income	45	41	16	16	30	102	89	105
Net investment income	520	532	489	504	492	1,541	1,414	1,918
Net realized gains (losses)	(510)	(126)	(353)	(66)	—	(989)	5	(61)
Interest expense	68	62	46	43	44	176	132	175
Other income (expense) (1)	(6)	125	(15)	(49)	(32)	104	(32)	(81)
Income tax expense (benefit)	(7)	137	153	141	140	283	434	575

Net income	$54	$746	$377	$572	$656	$1,177	$2,006	$2,578
Net realized gains (losses)	(510)	(126)	(353)	(66)	—	(989)	5	(61)
Net realized gains (losses) in other income (expense) (1)	(23)	120	(28)	(57)	(38)	69	(38)	(95)
Tax expense (benefit) on net realized gains (losses)	(83)	(14)	(33)	(2)	(2)	(130)	(20)	(22)

Income excluding net realized gains (losses) (2)	$504	$738	$725	$693	$692	$1,967	$2,019	$2,712

% Change versus prior year period(3)
Net premiums written	11%	8%	-4%	-3%	-1%	4%	-1%	-1%
Net premiums earned	8%	5%	-5%	0%	1%	2%	4%	3%

Other ratios
Net premiums written/gross premiums written	61%	66%	71%	67%	62%	66%	67%	67%
Effective tax rate on income excluding net realized gains (losses)	13%	17%	20%	17%	17%	17%	18%	18%

Combined ratio (3)
Loss and loss expense ratio	69.5%	58.5%	55.6%	60.4%	62.5%	61.5%	62.0%	61.6%
Policy acquisition cost ratio	16.3%	16.5%	16.2%	15.1%	14.7%	16.3%	14.3%	14.5%
Administrative expense ratio	12.1%	12.8%	12.8%	12.6%	11.3%	12.6%	11.5%	11.8%

Combined ratio	97.9%	87.8%	84.6%	88.1%	88.5%	90.4%	87.8%	87.9%

Expense ratio	28.4%	29.3%	29.0%	27.7%	26.0%	28.9%	25.8%	26.3%
Expense ratio excluding A&H	24.2%	25.4%	25.9%	24.4%	22.8%	25.1%	22.7%	23.1%

Large losses and other items (3)
Catastrophe losses (before tax)	$411	$58	$31	$23	$21	$500	$136	$159
Prior period development - unfavorable (favorable) (4)	$(277)	$(104)	$(137)	$(89)	$(70)	$(518)	$(128)	$(217)
Loss and loss expense ratio excluding catastophe losses and prior period development	65.2%	60.0%	60.9%	62.7%	64.2%	62.1%	61.9%	62.1%

(1)	Net realized investment and derivative losses related to our unconsolidated insurance affiliates.

(2)	See page 29 Non-GAAP Financial Measures.

(3) Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For Q1 08, prior period favorable development of $181 million less $44 million of profit share commission on Crop business settlement.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	September 30 2008	June 30 2008	March 31 2008	December 31 2007
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$33,158	$34,870	$32,619	$33,184
Fixed maturities held to maturity, at amortized cost	2,881	2,932	2,913	2,987
Equity securities, at fair value	1,229	1,490	1,660	1,837
Short-term investments, at fair value	3,014	3,137	4,795	2,631
Other investments	1,529	1,414	1,243	1,140

Total investments	41,811	43,843	43,230	41,779

Cash	479	582	511	510
Securities lending collateral	2,050	2,118	2,361	2,109
Insurance and reinsurance balances receivable	3,499	4,086	3,748	3,540
Reinsurance recoverable on losses and loss expenses	14,225	13,839	13,937	14,354
Deferred policy acquisition costs	1,263	1,292	1,220	1,121
Value of business acquired	923	1,288	—	—
Prepaid reinsurance premiums	1,770	1,964	1,742	1,600
Goodwill and other intangible assets	3,817	3,612	2,879	2,838
Deferred tax assets	1,457	1,029	1,054	1,087
Investments in partially owned insurance companies	867	900	776	773
Other assets	2,994	3,223	2,461	2,379

Total assets	$75,155	$77,776	$73,919	$72,090

Liabilities
Unpaid losses and loss expenses	$38,373	$37,696	$37,182	$37,112
Unearned premiums	6,459	7,054	6,653	6,227
Future policy benefits	2,919	2,948	632	545
Insurance and reinsurance balances payable	2,754	2,991	2,756	2,843
Securities lending payable	2,095	2,118	2,361	2,109
Payable for securities purchased	1,008	1,802	1,391	1,798
Accounts payable, accrued expenses, and other liabilities	2,547	2,473	2,445	2,287
Short-term debt	333	1,050	1,341	372
Long-term debt	3,002	3,008	2,114	1,811
Trust preferred securities	309	309	309	309

Total liabilities	59,799	61,449	57,184	55,413

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	16,379	16,381	16,261	15,908
Accumulated other comprehensive income (AOCI)	(1,023)	(54)	474	769

Total shareholders’ equity	15,356	16,327	16,735	16,677

Total liabilities and shareholders’ equity	$75,155	$77,776	$73,919	$72,090

Book value per common share (1)	$46.06	$48.99	$48.65	$48.89
Tangible book value per common share (1)	$34.61	$38.15	$40.00	$40.28

(1)	See page 29 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-08	% of Total Consolidated	3Q-07	% of Total Consolidated	% Change 3Q-08 vs. 3Q-07	YTD 2008	% of Total Consolidated	YTD 2007	% of Total Consolidated	% Change YTD-08 vs. YTD-07
Net premiums written
Property and all other	$1,048	32%	$941	34%	11%	$3,232	32%	$2,952	32%	9%
Casualty	1,291	39%	1,371	49%	-6%	4,253	42%	4,697	51%	-9%

Subtotal	2,339	71%	2,312	83%	1%	7,485	74%	7,649	83%	-2%
Personal accident (A&H) (1)	815	25%	393	14%	107%	2,193	22%	1,233	14%	78%
Life (2)	122	4%	95	3%	28%	350	4%	270	3%	30%

Total Consolidated	$3,276	100%	$2,800	100%	17%	$10,028	100%	$9,152	100%	10%

Net premiums earned
Property and all other	$1,190	33%	$1,066	34%	12%	$3,030	30%	$2,848	31%	6%
Casualty	1,463	41%	1,577	50%	-7%	4,435	45%	4,908	53%	-10%

Subtotal	2,653	74%	2,643	84%	0%	7,465	75%	7,756	84%	-4%
Personal accident (A&H) (1)	845	23%	412	13%	105%	2,181	22%	1,214	13%	80%
Life (2)	111	3%	95	3%	17%	331	3%	270	3%	23%

Total Consolidated	$3,609	100%	$3,150	100%	15%	$9,977	100%	$9,240	100%	8%

Income excluding net realized gains (losses)
Property, casualty, and all other	$353	70%	$569	82%	-38%	$1,522	77%	$1,677	83%	-9%
Personal accident (A&H) (1)	118	23%	76	11%	55%	340	17%	209	10%	63%
Life (2)	33	7%	47	7%	-30%	105	6%	133	7%	-21%

Total Consolidated	$504	100%	$692	100%	-27%	$1,967	100%	$2,019	100%	-3%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life Insurance and Reinsurance segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life Insurance and Reinsurance segment.

Line of Business	Page 4

ACE Limited Consolidating Statement of Operations Three months ended September 30, 2008 and 2007 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life Insurance & Reinsurance	ACE Consolidated
September 30, 2008
Gross premiums written	$2,987	$1,678	$174	$—	$4,839	$381	$5,220
Net premiums written	1,461	1,293	174	—	2,928	348	3,276
Net premiums earned	1,583	1,425	257	—	3,265	344	3,609
Losses and loss expenses	1,356	731	178	—	2,265	104	2,369
Future policy benefits	—	5	—	—	5	86	91
Policy acquisition costs	160	329	44	—	533	48	581
Administrative expenses	132	217	14	33	396	61	457

Underwriting income (loss)	(65)	143	21	(33)	66	45	111

Net investment income	278	136	83	(17)	480	40	520
Net realized gains (losses)	(284)	(58)	(2)	14	(330)	(180)	(510)
Interest expense	—	—	—	68	68	—	68
Other income (expense)	(3)	(6)	(1)	6	(4)	(2)	(6)
Income tax expense (benefit)	(7)	10	9	(34)	(22)	15	(7)

Net income (loss)	(67)	205	92	(64)	166	(112)	54

Net realized gains (losses)	(284)	(58)	(2)	14	(330)	(180)	(510)
Net realized gains (losses) in other income (expense)	—	(5)	—	(20)	(25)	2	(23)
Tax expense (benefit) on net realized gains (losses)	(64)	(16)	(1)	(2)	(83)	—	(83)

Income (loss) excluding net realized gains (losses) (1)	$153	$252	$93	$(60)	$438	$66	$504

September 30, 2007
Gross premiums written	$2,708	$1,427	$228	$—	$4,363	$100	$4,463
Net premiums written	1,449	1,041	215	—	2,705	95	2,800
Net premiums earned	1,595	1,141	319	—	3,055	95	3,150
Losses and loss expenses	1,138	611	161	—	1,910	—	1,910
Future policy benefits	—	—	—	—	—	39	39
Policy acquisition costs	150	240	60	—	450	13	463
Administrative expenses	129	170	14	32	345	13	358

Underwriting income (loss)	178	120	84	(32)	350	30	380

Net investment income	260	116	69	33	478	14	492
Net realized gains (losses)	29	(5)	25	2	51	(51)	—
Interest expense	—	—	—	44	44	—	44
Other income (expense)	(1)	12	—	(43)	(32)	—	(32)
Income tax expense (benefit)	125	26	11	(19)	143	(3)	140

Net income (loss)	341	217	167	(65)	660	(4)	656

Net realized gains (losses)	29	(5)	25	2	51	(51)	—
Net realized gains (losses) in other income (expense)	—	11	—	(49)	(38)	—	(38)
Tax expense (benefit) on net realized gains (losses)	—	(1)	—	(1)	(2)	—	(2)

Income (loss) excluding net realized gains (losses) (1)	$312	$210	$142	$(19)	$645	$47	$692

(1)	See page 29 Non-GAAP Financial Measures.

Segment 2008 Qtr	Page 5

ACE Limited Consolidating Statement of Operations Nine months ended September 30, 2008 and 2007 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life Insurance & Reinsurance	ACE Consolidated
September 30, 2008
Gross premiums written	$7,886	$5,332	$791	$—	$14,009	$913	$14,922
Net premiums written	4,332	4,081	788	—	9,201	827	10,028
Net premiums earned	4,302	4,087	777	—	9,166	811	9,977
Losses and loss expenses	3,187	2,039	403	—	5,629	214	5,843
Future policy benefits	—	10	—	—	10	233	243
Policy acquisition costs	450	897	152	—	1,499	119	1,618
Administrative expenses	398	598	43	111	1,150	143	1,293

Underwriting income (loss)	267	543	179	(111)	878	102	980

Net investment income	829	387	235	(5)	1,446	95	1,541
Net realized gains (losses)	(450)	(199)	(67)	29	(687)	(302)	(989)
Interest expense	—	—	—	176	176	—	176
Other income (expense)	(6)	14	(2)	104	110	(6)	104
Income tax expense (benefit)	222	95	24	(83)	258	25	283

Net income (loss)	418	650	321	(76)	1,313	(136)	1,177

Net realized gains (losses)	(450)	(199)	(67)	29	(687)	(302)	(989)
Net realized gains (losses) in other income (expense)	—	17	—	50	67	2	69
Tax expense (benefit) on net realized gains (losses)	(79)	(45)	(3)	(3)	(130)	—	(130)

Income (loss) excluding net realized gains (losses) (1)	$789	$787	$385	$(158)	$1,803	$164	$1,967

September 30, 2007
Gross premiums written	$7,566	$4,707	$1,041	$—	$13,314	$282	$13,596
Net premiums written	4,460	3,399	1,023	—	8,882	270	9,152
Net premiums earned	4,589	3,394	987	—	8,970	270	9,240
Losses and loss expenses	3,265	1,789	509	—	5,563	—	5,563
Future policy benefits	—	—	—	—	—	108	108
Policy acquisition costs	394	694	190	—	1,278	36	1,314
Administrative expenses	392	494	47	100	1,033	37	1,070

Underwriting income (loss)	538	417	241	(100)	1,096	89	1,185

Net investment income	758	331	201	84	1,374	40	1,414
Net realized gains (losses)	81	(58)	24	14	61	(56)	5
Interest expense	—	—	—	132	132	—	132
Other income (expense)	(11)	8	(3)	(26)	(32)	—	(32)
Income tax expense (benefit)	368	124	25	(79)	438	(4)	434

Net income (loss)	998	574	438	(81)	1,929	77	2,006

Net realized gains (losses)	81	(58)	24	14	61	(56)	5
Net realized gains (losses) in other income (expense)	—	11	—	(49)	(38)	—	(38)
Tax expense (benefit) on net realized gains (losses)	23	(13)	(1)	(29)	(20)	—	(20)

Income (loss) excluding net realized gains (losses) (1)	$940	$608	$413	$(75)	$1,886	$133	$2,019

(1)	See page 29 Non-GAAP Financial Measures.

Segment 2008 YTD	Page 6

ACE Limited Segment Results - Third Quarter Catastrophe Loss Charges (in millions of U.S. dollars) (Unaudited)

Third Quarter Catastrophe Loss Charges - 2008

Catastrophe Loss Charges- By Event	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Total	Total impact after income tax
Gross loss				$862
Net loss
Hurricane - Gustav	$50	$12	$6	$68	$48
Hurricane - Ike	206	49	106	361	281
Other (1)	2	(12)	(8)	(18)	(18)

Total	$258	$49	$104	$411	$311

Reinstatement premiums (earned) expensed	$16	$4	$(13)	7

Net premium (earned) expensed	$16	$4	$(13)	$7

Total impact before income tax	$274	$53	$91	$418
Income tax benefit	(86)	(17)	(4)	(107)

Total impact after income tax	$188	$36	$87	$311

Effective tax rate	31%	32%	4%	26%

(1)	Includes adjustments to catastrophe losses reported in the second quarter of 2008 related to Midwest floods.

Note: The catastrophe losses above include offshore energy gross and net losses of $32 million and $10 million primarily for hurricane Ike in Insurance - Overseas General.

Catastrophe Losses	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	YTD 2008	YTD 2007	Full Year 2007
Gross premiums written	$2,987	$2,718	$2,181	$2,274	$2,708	$7,886	$7,566	$9,840
Net premiums written	1,461	1,511	1,360	1,373	1,449	4,332	4,460	5,833
Net premiums earned	1,583	1,365	1,354	1,418	1,595	4,302	4,589	6,007
Losses and loss expenses	1,356	962	869	1,004	1,138	3,187	3,265	4,269
Policy acquisition costs	160	129	161	121	150	450	394	515
Administrative expenses	132	131	135	138	129	398	392	530

Underwriting income (loss)	(65)	143	189	155	178	267	538	693
Net investment income	278	282	269	276	260	829	758	1,034
Net realized gains (losses)	(284)	(105)	(61)	44	29	(450)	81	125
Other income (expense)	(3)	(3)	—	—	(1)	(6)	(11)	(11)
Income tax expense (benefit)	(7)	106	123	100	125	222	368	468

Net income (loss)	(67)	211	274	375	341	418	998	1,373
Net realized gains (losses)	(284)	(105)	(61)	44	29	(450)	81	125
Tax expense (benefit) on net realized gains (losses)	(64)	(7)	(8)	(2)	—	(79)	23	21

Income excluding net realized gains (losses) (1)	$153	$309	$327	$329	$312	$789	$940	$1,269

Combined ratio
Loss and loss expense ratio	85.6%	70.5%	64.1%	70.8%	71.3%	74.1%	71.1%	71.1%
Policy acquisition cost ratio	10.1%	9.5%	11.9%	8.6%	9.4%	10.4%	8.6%	8.6%
Administrative expense ratio	8.4%	9.5%	10.0%	9.7%	8.1%	9.3%	8.5%	8.8%

Combined ratio	104.1%	89.5%	86.0%	89.1%	88.8%	93.8%	88.2%	88.5%

Large losses and other items (before tax)
Catastrophe losses (before tax)	$258	$22	$15	$—	$—	$295	$16	$16
Prior period development - unfavorable (favorable) (2)	$(103)	$(23)	$(79)	$1	$4	$(205)	$8	$9
Loss and loss expense ratio excluding catastrophe losses and prior period development	75.1%	70.6%	72.1%	70.8%	71.0%	72.7%	70.6%	70.6%

% Change versus prior year period
Net premiums written	1%	1%	-10%	-7%	-1%	-3%	0%	-2%
Net premiums earned	-1%	-6%	-12%	-4%	3%	-6%	8%	5%

Other ratios
Net premiums written/gross premiums written	49%	56%	62%	60%	54%	55%	59%	59%

(1)	See page 29 Non-GAAP Financial Measures.

(2)	For Q1 2008 prior period favorable development of $123 million less $44 million of profit share commission on Crop business settlement.

Insurance - North American	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	3Q-08 (2)	2Q-08 (2)	1Q-08	4Q-07	3Q-07	YTD 2008	YTD 2007	Full Year 2007
Gross premiums written	$1,678	$1,876	$1,778	$1,584	$1,427	$5,332	$4,707	$6,291
Net premiums written	1,293	1,443	1,345	1,169	1,041	4,081	3,399	4,568
Net premiums earned	1,425	1,439	1,223	1,229	1,141	4,087	3,394	4,623
Losses and loss expenses	731	715	593	631	611	2,039	1,789	2,420
Future policy benefits	5	5	—	—	—	10	—	—
Policy acquisition costs	329	323	245	269	240	897	694	963
Administrative expenses	217	208	173	175	170	598	494	669

Underwriting income	143	188	212	154	120	543	417	571
Net investment income	136	134	117	119	116	387	331	450
Net realized gains (losses)	(58)	(58)	(83)	(11)	(5)	(199)	(58)	(69)
Other income (expense)	(6)	17	3	12	12	14	8	20
Income tax expense (benefit)	10	38	47	59	26	95	124	183

Net income	205	243	202	215	217	650	574	789
Net realized gains (losses)	(58)	(58)	(83)	(11)	(5)	(199)	(58)	(69)
Net realized gains (losses) in other income (expense)	(5)	15	7	15	11	17	11	26
Tax expense (benefit) on net realized gains (losses)	(16)	(7)	(22)	(1)	(1)	(45)	(13)	(14)

Income excluding net realized gains (losses) (1)	$252	$279	$256	$210	$210	$787	$608	$818

Combined ratio
Loss and loss expense ratio	51.6%	50.0%	48.5%	51.4%	53.6%	50.1%	52.7%	52.4%
Policy acquisition cost ratio	23.1%	22.4%	20.0%	21.8%	21.1%	22.0%	20.5%	20.8%
Administrative expense ratio	15.2%	14.5%	14.2%	14.3%	14.8%	14.6%	14.5%	14.5%

Combined ratio	89.9%	86.9%	82.7%	87.5%	89.5%	86.7%	87.7%	87.7%

Large losses and other items
Catastrophe losses (before tax)	$49	$25	$15	$13	$8	$89	$81	$94
Prior period development - unfavorable (favorable)	$(121)	$(54)	$(44)	$(76)	$(64)	$(219)	$(116)	$(192)
Loss and loss expense ratio excluding catastophe losses and prior period development	56.7%	52.0%	50.9%	56.5%	58.5%	53.3%	53.6%	54.4%

% Change versus prior year period
Net premiums written	24%	24%	13%	10%	6%	20%	6%	7%
Net premiums earned	25%	26%	10%	12%	4%	20%	5%	7%

Other ratios
Net premiums written/gross premiums written	77%	77%	76%	74%	73%	77%	72%	73%

(1)	See page 29 Non-GAAP Financial Measures.

(2)	Includes the International operations of Combined Insurance.

Insurance - Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	YTD 2008	YTD 2007	Full Year 2007
Gross premiums written	$174	$272	$345	$177	$228	$791	$1,041	$1,218
Net premiums written	174	270	344	174	215	788	1,023	1,197
Net premiums earned	257	257	263	312	319	777	987	1,299
Losses and loss expenses	178	108	117	155	161	403	509	664
Policy acquisition costs	44	54	54	58	60	152	190	248
Administrative expenses	14	14	15	17	14	43	47	64

Underwriting income	21	81	77	82	84	179	241	323
Net investment income	83	79	73	73	69	235	201	274
Net realized gains (losses)	(2)	(20)	(45)	(3)	25	(67)	24	21
Other income (expense)	(1)	(1)	—	(1)	—	(2)	(3)	(4)
Income tax expense (benefit)	9	11	4	7	11	24	25	32

Net income	92	128	101	144	167	321	438	582
Net realized gains (losses)	(2)	(20)	(45)	(3)	25	(67)	24	21
Tax expense (benefit) on net realized gains (losses)	(1)	—	(2)	(1)	—	(3)	(1)	(2)

Income excluding net realized gains (losses) (1)	$93	$148	$144	$146	$142	$385	$413	$559

Combined ratio
Loss and loss expense ratio	69.2%	42.1%	44.5%	49.8%	50.6%	51.9%	51.6%	51.1%
Policy acquisition cost ratio	16.9%	21.0%	20.6%	18.3%	18.8%	19.5%	19.3%	19.1%
Administrative expense ratio	5.4%	5.5%	5.7%	5.5%	4.2%	5.5%	4.7%	4.9%

Combined ratio	91.5%	68.6%	70.8%	73.6%	73.6%	76.9%	75.6%	75.1%

Large losses and other items
Catastrophe losses (before tax)	$104	$11	$1	$10	$13	$116	$39	$49
Prior period development - unfavorable (favorable)	$(53)	$(27)	$(14)	$(14)	$(10)	$(94)	$(20)	$(34)
Loss and loss expense ratio excluding catastophe losses and prior period development	50.7%	48.2%	49.5%	51.2%	49.6%	49.5%	49.8%	50.0%
% Change versus prior year period
Net premiums written	-19%	-19%	-28%	-31%	-24%	-23%	-21%	-23%
Net premiums earned	-19%	-21%	-23%	-18%	-14%	-21%	-13%	-14%

Other ratios
Net premiums written/gross premiums written	100%	99%	100%	98%	94%	100%	98%	98%

(1)	See page 29 Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life Insurance and Reinsurance

	3Q-08 (4)	2Q-08 (4)	1Q-08	4Q-07	3Q-07	YTD 2008	YTD 2007	Full Year 2007
Gross premiums written (1)	$381	$427	$105	$109	$100	$913	$282	$391
Net premiums written	348	374	105	111	95	827	270	381
Net premiums earned	344	367	100	98	95	811	270	368
Losses and loss expenses	104	110	—	—	—	214	—	—
Future policy benefits	86	84	63	60	39	233	108	168
Policy acquisition costs	48	63	8	9	13	119	36	45
Administrative expenses	61	69	13	13	13	143	37	50
Net investment income	40	40	15	15	14	95	40	55

Life underwriting income (2)	85	81	31	31	44	197	129	160
Net realized gains (losses)	(180)	64	(186)	(108)	(51)	(302)	(56)	(164)
Other income (expense)	(2)	(4)	—	(1)	—	(6)	—	(1)
Income tax expense (benefit)	15	12	(2)	(4)	(3)	25	(4)	(8)

Net income (loss)	(112)	129	(153)	(74)	(4)	(136)	77	3
Net realized gains (losses)	(180)	64	(186)	(108)	(51)	(302)	(56)	(164)
Net realized gains (losses) in other income (expense)	2	—	—	1	—	2	—	1

Income excluding net realized gains (losses) (3)	$66	$65	$33	$33	$47	$164	$133	$166

% Change versus prior year period
Net premiums written	266%	330%	19%	42%	38%	206%	38%	39%
Net premiums earned	262%	322%	14%	26%	38%	200%	38%	34%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from premium revenue. For the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above aggregated $18.8 million, $30.9 million, $41.2 million, $27.2 million, and $17.4 million, respectively.

(2)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(3)	See page 29 Non-GAAP Financial Measures.

(4)	Includes the North America operations of Combined Insurance.

Life	Page 11

ACE Limited Segment Results -Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)

	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07
Premium	$31	$30	$32	$33	$32	$31	$29
less Paid Claims	14	8	7	3	3	2	1

Net Cash	$17	$22	$25	$30	$29	$29	$28

Living Benefits (Includes GMIB and GMAB)

	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07
Premium	$37	$37	$34	$29	$27	$26	$25
less Paid Claims (1)	—	—	—	—	—	—	—

Net Cash	$37	$37	$34	$29	$27	$26	$25

Total VA Guaranteed Benefits

	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07
Premium	$68	$67	$65	$62	$59	$57	$55
less Paid Claims	14	8	7	3	3	2	2

Net Cash	$54	$59	$58	$59	$56	$55	$53

Amounts represent past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB)

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

(1)	Substantially all of our living benefit reinsurance clients’ policyholders are currently ineligible to trigger a claim payment. These policyholders begin to become eligible in 2013.

Variable Annuity	Page 12

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2006	$35,517	$13,509	$22,008	$28,989	$8,977	$20,012	$6,528	$4,532	$1,996

Losses and loss expenses incurred	2,703	843	1,860	2,690	832	1,858	13	11	2
Losses and loss expenses paid	(2,363)	(943)	(1,420)	(2,206)	(797)	(1,409)	(157)	(146)	(11)
Other (incl. foreign exch. revaluation)	(44)	4	(48)	(44)	4	(48)	—	—	—

Balance at March 31, 2007	35,813	13,413	22,400	29,429	9,016	20,413	6,384	4,397	1,987

Losses and loss expenses incurred	2,280	487	1,793	2,249	473	1,776	31	14	17
Losses and loss expenses paid	(2,111)	(758)	(1,353)	(1,977)	(637)	(1,340)	(134)	(121)	(13)
Other (incl. foreign exch. revaluation)	141	34	107	140	34	106	1	—	1

Balance at June 30, 2007	36,123	13,176	22,947	29,841	8,886	20,955	6,282	4,290	1,992

Losses and loss expenses incurred	3,010	1,100	1,910	2,999	1,093	1,906	11	7	4
Losses and loss expenses paid	(2,429)	(948)	(1,481)	(2,269)	(833)	(1,436)	(160)	(115)	(45)
Other (incl. foreign exch. revaluation)	164	58	106	164	58	106	—	—	—

Balance at September 30, 2007	36,868	13,386	23,482	30,735	9,204	21,531	6,133	4,182	1,951

Losses and loss expenses incurred	2,838	1,050	1,788	2,815	1,057	1,758	23	(7)	30
Losses and loss expenses paid	(2,613)	(933)	(1,680)	(2,400)	(806)	(1,594)	(213)	(127)	(86)
Other (incl. foreign exch. revaluation)	19	17	2	19	17	2	—	—	—

Balance at December 31, 2007	37,112	13,520	23,592	31,169	9,472	21,697	5,943	4,048	1,895

Losses and loss expenses incurred	1,659	80	1,579	1,670	87	1,583	(11)	(7)	(4)
Losses and loss expenses paid	(1,748)	(601)	(1,147)	(1,554)	(406)	(1,148)	(194)	(195)	1
Other (incl. foreign exch. revaluation)	159	71	88	159	71	88	—	—	—

Balance at March 31, 2008	$37,182	$13,070	$24,112	$31,444	$9,224	$22,220	$5,738	$3,846	$1,892

Losses and loss expenses incurred	2,736	841	1,895	2,727	837	1,890	9	4	5
Losses and loss expenses paid	(2,620)	(1,024)	(1,596)	(2,391)	(801)	(1,590)	(229)	(223)	(6)
Other (incl. foreign exch. revaluation)	12	12	—	11	12	(1)	1	—	1
Losses and loss expenses acquired (2)	386	33	353	386	33	353	—	—	—

Balance at June 30, 2008	$37,696	$12,932	$24,764	$32,177	$9,305	$22,872	$5,519	$3,627	$1,892

Losses and loss expenses incurred	3,995	1,626	2,369	3,976	1,615	2,361	19	11	8
Losses and loss expenses paid	(2,767)	(1,025)	(1,742)	(2,544)	(818)	(1,726)	(223)	(207)	(16)
Other (incl. foreign exch. revaluation)	(551)	(200)	(351)	(551)	(200)	(351)	—	—	—

Balance at September 30, 2008	$38,373	$13,333	$25,040	$33,058	$9,902	$23,156	$5,315	$3,431	$1,884

Add net recoverable on paid losses		892

Reinsurance Recoverable		$14,225

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.
(2)	Combined Insurance.

Loss Reserve Rollforward	Page 13

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2008	June 30 2008	March 31 2008	December 31 2007
Reinsurance recoverable on paid losses and loss expenses
Active operations	$643	$706	$686	$697
Brandywine	354	327	342	305
Westchester Run-off	46	37	34	36
Other Run-off	13	15	9	12

Total	$1,056	$1,085	$1,071	$1,050

Reinsurance recoverable on unpaid losses and loss expenses and benefits
Active operations	$10,389	$9,810	$9,746	$10,016
Brandywine	2,675	2,844	3,004	3,161
Westchester Run-off	593	615	627	653
Other Run-off	163	149	169	160

Total	$13,820	$13,418	$13,546	$13,990

Gross reinsurance recoverable
Active operations	$11,032	$10,516	$10,432	$10,713
Brandywine	3,029	3,171	3,346	3,466
Westchester Run-off	639	652	661	689
Other Run-off	176	164	178	172

Total	$14,876	$14,503	$14,617	$15,040

Provision for uncollectible reinsurance
Active operations	$(431)	$(432)	$(444)	$(435)
Brandywine	(174)	(185)	(189)	(197)
Westchester Run-off	(31)	(31)	(31)	(31)
Other Run-off	(15)	(16)	(16)	(23)

Total	$(651)	$(664)	$(680)	$(686)

Net reinsurance recoverable
Active operations	$10,601	$10,084	$9,988	$10,278
Brandywine	2,855	2,986	3,157	3,269
Westchester Run-off	608	621	630	658
Other Run-off	161	148	162	149

Total	$14,225	$13,839	$13,937	$14,354

Reinsurance Recoverable	Page 14

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	June 30, 2008
	Recoverable	Provision (5)	% Of Gross
Categories
Largest Reinsurers (1)	$9,074	$127	1.4%
Other reinsurers balances rated A- or better	1,923	29	1.5%
Other reinsurers balances with rating lower than A- or not rated	812	151	18.6%
Other Pools and Government Agencies	198	12	6.1%
Structured Settlements	551	18	3.3%
Other Captives	1,507	7	0.5%
Others (2)	438	320	73.1%

Total	$14,503	$664	4.6%

At June 30, 2008, $10.6 billion of ACE Limited recoverables were from rated reinsurers, of which 93.5% were rated the equivalent of A- or better by internationally recognized rating agencies.

Largest Reinsurers (3)	S&P Rating (4)	AM Best Rating (4)
AGRI General Insurance Co	BBB	A
American International Group (AIG) (6)	AA-	A+
Berkshire Hathaway Insurance Group	AAA	A++
Chubb Insurance Group	AA	A++
Equitas	NR	NR
Everest Re Group	AA-	A+
Federal Crop Insurance Corp	NL	NL
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	AA-	A
Lloyd’s Of London	A+	A
Munich Re Group	AA-	A+
National Workers Compensation Reinsurance Pool	Mandatory Pool	Mandatory Pool
Partner Re	AA-	A+
Swiss Re Group	AA-	A+
WR Berkley Corp	A+	A+
XL Capital Group	A+	A

(1)	The Largest Reinsurers includes all reinsurers where gross recoverable exceeds 1% of ACE Shareholders’ equity. Total ACE Shareholders’ Equity at June 30, 2008 was $16.327 billion.

(2)	Others principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation, or liquidation. Our estimate of provision for uncollectible reinsurance associated with Others considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(3)

The Largest Reinsurers includes all reinsurers where gross recoverable (net of collateral) exceeds 1% of ACE Shareholders’ equity. The largest reinsurers account for 57.8% of total recoverables at June 30, 2008.

(4)	S&P and AM Best ratings based on each group’s predominant reinsurer.

(5)	See MD&A reported in the 2007 Form 10-K for a discussion on how ACE determines the provision for uncollectible reinsurance.

(6)	Gross recoverables with American International Group (AIG) were $544.6 million at June 30, 2008, of which $420.8 million (77.3%) were with Transatlantic Rein Co.

Reinsurance Recoverable - 2	Page 15

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2007	$774	$276	$1,050
Provision at 12/31/07	43	173	216
% of gross	5.6%	62.7%	20.6%

Net balance at December 31, 2007	$731	$103	$834

Gross balance at March 31, 2008	$672	$399	$1,071
Provision at 3/31/08	40	164	204
% of gross	6.0%	41.1%	19.0%

Net balance at March 31, 2008	$632	$235	$867

Gross balance at June 30, 2008	$732	$353	$1,085
Provision at 6/30/08	37	141	178
% of gross	5.1%	39.9%	16.4%

Net balance at June 30, 2008	$695	$212	$907

Gross balance at September 30, 2008	$713	$343	$1,056
Provision at 9/30/08	34	130	164
% of gross	4.8%	37.9%	15.5%

Net balance at September 30, 2008 (3)	$679	$213	$892

(1)	General Collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation, or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between General Collections and Other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable - 3	Page 16

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	September 30 2008		June 30 2008		March 31 2008		December 31 2007
Market Value
Fixed maturities available for sale	$33,158		$34,870		$32,619		$33,184
Fixed maturities held to maturity	2,852		2,932		2,960		3,015
Short-term investments	3,014		3,137		4,795		2,631

Total	$39,024		$40,939		$40,374		$38,830

Asset Allocation by Market Value
Treasury	$1,122	3%	$1,043	2%	$974	2%	$1,145	3%
Agency	1,816	5%	1,677	4%	1,939	5%	1,820	5%
Corporate	8,779	22%	9,689	25%	8,906	22%	9,015	23%
Mortgage-backed securities	12,451	32%	12,674	31%	13,087	32%	13,733	35%
Asset-backed securities	837	2%	1,041	2%	1,060	3%	1,150	3%
Municipal	1,833	5%	1,950	5%	2,025	5%	1,844	5%
Non-U.S.	9,172	23%	9,728	23%	7,588	19%	7,492	19%
Short-term investments	3,014	8%	3,137	8%	4,795	12%	2,631	7%

Total	$39,024	100%	$40,939	100%	$40,374	100%	$38,830	100%

Note: Insured municipal bonds represent $935 million, or 51% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$23,995	62%	$24,740	60%	$26,162	65%	$24,553	63%
AA	3,943	10%	4,285	10%	3,746	9%	3,747	10%
A	4,969	13%	5,572	14%	4,620	12%	4,590	12%
BBB	3,407	9%	3,463	9%	3,188	8%	3,297	8%
BB	1,296	3%	1,390	3%	1,249	3%	1,073	3%
B	1,315	3%	1,416	4%	1,341	3%	1,481	4%
Other	99	0%	73	0%	68	0%	89	0%

Total	$39,024	100%	$40,939	100%	$40,374	100%	$38,830	100%

Cost/Amortized Cost
Fixed maturities available for sale	$34,609		$35,355		$32,615		$32,994
Fixed maturities held to maturity	2,881		2,932		2,913		2,987
Short-term investments	3,014		3,137		4,795		2,631

Subtotal	40,504		41,424		40,323		38,612
Equity securities	1,336		1,502		1,597		1,618
Other investments	1,327		1,182		992		880

Total	$43,167		$44,108		$42,912		$41,110

Avg. duration of fixed maturities	3.8 years		3.7 years		3.5 years		3.5 years
Avg. market yield of fixed maturities	6.1%		5.6%		5.1%		5.3%
Avg. credit quality	AA		AA		AA		AA

Investments	Page 17

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at September 30, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$360	$—	$—	$—	$—	$360
FNMA	4,943	—	—	—	—	4,943
Freddie Mac	2,461	—	—	—	—	2,461

Total agency RMBS	7,764	—	—	—	—	7,764
Non-agency RMBS	2,353	12	1	1	—	2,367

Total residential mortgage-backed	10,117	12	1	1	—	10,131

Commercial mortgage-backed	2,303	4	10	3	—	2,320

Total mortgage-backed securities	$12,420	$16	$11	$4	$—	$12,451

Asset-backed securities
Sub-prime	$85	$8	$5	$—	$—	$98
Credit cards	58	—	16	8	—	82
Autos	379	53	7	12	—	451
Other	194	7	3	1	1	206

Total asset-backed securities	$716	$68	$31	$21	$1	$837

Insured asset-backed securities represent $147 million, or 18% of our asset-backed security holdings.

Investments 2	Page 18

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at September 30, 2008

Mortgage-backed securities total $12.5 billion, are rated predominantly AAA and comprise 32% of the fixed income portfolio. This compares to a 45% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage and asset backed securities is AAA.

ACE suspended new investments in ALT-A, credit card, auto and subprime backed securities in 1Q2008.

Securities issued by Federal agencies with implied or explicit government guarantees total $7.8 billion and represent 77% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are rated predominantly AAA, backed by prime collateral and broadly diversified in over 300,000 loans. The portfolio’s loan-to-value ratio is approximately 68% with an average FICO score of 736. With this conservative loan-to-value ratio and subordinated collateral of 12%, the cumulative 5-year foreclosure rate would have to rise to 28% and real estate values would have to fall 61% before principal is impaired. The comparable historical cumulative foreclosure rate is 2.5% for prime mortgages.

Within the portfolio of prime AAA non-agency RMBS are $197 million of holdings classified as ALT-A. These ALT-A holdings are broadly diversified with over 69% issued prior to 2006. The average FICO score is 714 with a relatively conservative loan-to-value ratio of 71%. With subordinated collateral of 21%, the cumulative 4-year foreclosure rate would have to rise to 50% and real estate values would have to fall more than 59% before principal is impaired. The comparable historical cumulative foreclosure rate is approximately 8%.

Commercial mortgage-backed securities of $2.3 billion are rated predominantly AAA, broadly diversified with over 26,000 loans and seasoned with 71% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 63% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 26%. The cumulative foreclosure rate would have to rise to 61% and commercial real estate values would have to fall more than 64% before principal is impaired. The historical annual delinquency rate is 1%.

Subprime asset-backed securities (current holdings of $100 million) are rated predominantly AA, broadly diversified in over 125,000 loans with an average loan-to-value ratio of approximately 80% and an average FICO score of 610. With subordinated collateral of 34%, the cumulative 5-year foreclosure rate would have to rise to 79% and real estate values would have to fall more than 54% before principal is impaired. The comparable historical cumulative 5-year foreclosure rate is 27%. The ratings have been reaffirmed on substantially all of these securities.

Auto loan asset-backed securities are rated predominantly AAA with a short duration of approximately 0.8 years and average subordinated collateral of 12%. Annual default rates would have to rise to 8 times their historic average of 1.5% before principal is impaired.

Investments 3	Page 19

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Amoritized Cost at September 30, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$357	$—	$—	$—	$—	$357
FNMA	4,889	—	—	—	—	4,889
Freddie Mac	2,435	—	—	—	—	2,435

Total agency RMBS	7,681	—	—	—	—	7,681
Non-agency RMBS	2,756	15	1	1	—	2,773

Total residential mortgage-backed	10,437	15	1	1	—	10,454

Commercial mortgage-backed	2,442	4	10	3	—	2,459

Total mortgage-backed securities	$12,879	$19	$11	$4	$—	$12,913

Asset-backed securities
Sub-prime	$97	$9	$5	$—	$—	$111
Credit cards	58	—	16	8	—	82
Autos	383	56	7	12	—	458
Other	196	7	3	1	1	208

Total asset-backed securities	$734	$72	$31	$21	$1	$859

Insured asset-backed securities represent $152 million, or 18% of our asset-backed security holdings.

Investments 4	Page 20

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Market Value at September 30, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
U.S. Investment Grade Corporate Fixed Income Portfolio
Banks	$4	$1,051	$882	$61	$—	$1,998
Basic Materials	—	—	30	72		102
Communications	1	—	307	435		743
Consumer, Cyclical	8	80	128	111		327
Consumer, Non-Cyclical	12	54	325	161		552
Diversified Financial Services	36	67	289	59		451
Energy	—	8	148	373		529
Industrial	293	28	192	110		623
Utilities	—	10	179	332		521
All Others	55	136	230	184	—	605

Total	$409	$1,434	$2,710	$1,898	$—	$6,451

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is very high at AA+. 66% of investment grade securities holdings are rated AAA or guaranteed by governments or quasi-government agencies.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB .5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investment 5	Page 21

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Market Value at September 30, 2008

	S&P Credit Rating
	BB	B	CCC	Other		Total
Below Investment Grade Corporate Fixed Income Portfolio
Basic Materials	$86	$31	$5	$—	$—	$122
Communications	219	154	11	—		384
Consumer, Cyclical	118	165	13	—		296
Consumer, Non-Cyclical	154	245	21	—		420
Diversified Financial Services	15	97	3	4		119
Energy	241	136	1	—		378
Industrial	152	127	3	—		282
Utilities	93	91	—	—		184
All Others	54	82	7	—	—	143

Total	$1,132	$1,128	$64	$4	$—	$2,328

Below Investment Grade Corporate Fixed income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Four external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation (or 0.1% of total portfolio). The portfolio is comprised of over 500 issuers with our largest current issuer exposure at $38 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 6	Page 22

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Market Value at September 30, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Fixed Income Portfolio
United Kingdom	$1,277					$1,277
Germany	466					466
France	330					330
Canada	673					673
Japan	—	165				165
Other Foreign Government	686	285	329	203	17	1,520
Non US Corporate	682	798	1,762	1,194	305	4,741

	$4,114	$1,248	$2,091	$1,397	$322	$9,172

Non-US Fixed Income Portfolio

ACE’s non-US investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-US operations.

89% of ACE’s non-US fixed income is denominated in G7 currencies.

Average credit quality of non-US fixed income securities is very high at AA and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB .5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 7	Page 23

ACE Limited Investment Portfolio - 8 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

September 30, 2008		Rating
General Electric Co	$390	AAA
JP Morgan Chase & Co	319	AA-
Bank of America Corp	269	AA-
Citigroup Inc	247	AA-
HSBC Holdings Plc	181	AA-
AT&T INC	171	A
Wells Fargo & Co	167	AA+
Comcast Corp	159	BBB+
Time Warner Inc	157	BBB+
Royal Bank of Scotland Group Plc	136	A+
Goldman Sachs Group Inc	134	AA-
ConocoPhillips	124	A
Verizon Communications Inc	117	A
Wachovia Corp	116	A+
Merrill Lynch & Co Inc	115	A
Credit Suisse Group	113	A+
Morgan Stanley	106	A+
Telecom Italia SpA	97	BBB
XTO Energy Inc	92	BBB
Deutsche Telekom AG	76	BBB+
Barclays PLC	73	AA-
Dominion Resources Inc/VA	70	A-
BT Group PLC	70	BBB+
HBOS PLC	69	A+
Australia & New Zealand Banking	66	AA

Investments 8	Page 24

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended September 30, 2008			Nine months ended September 30, 2008
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(272)	$(952)	$(1,224)	$(575)	$(1,605)	$(2,180)
Equity securities	(126)	(95)	(221)	(167)	(326)	(493)
Equity and fixed income derivatives	15	—	15	(10)	—	(10)
Foreign exchange gains (losses)	15	—	15	33	—	33
Other	4	(72)	(68)	(19)	(88)	(107)

Sub-total	(364)	(1,119)	(1,483)	(738)	(2,019)	(2,757)
Mark-to-market gains (losses) from derivative transactions (2)	(146)	—	(146)	(251)	—	(251)

Total gains (losses)	(510)	(1,119)	(1,629)	(989)	(2,019)	(3,008)
Partially-owned insurance companies (3)	(23)	(20)	(43)	69	(6)	63
Income tax expense (benefit)	(83)	(265)	(348)	(130)	(317)	(447)

Net gains (losses)	$(450)	$(874)	$(1,324)	$(790)	$(1,708)	$(2,498)

(1)	The quarter includes impairments of $196M for fixed maturities, $28M for equities and $nil for other investments. Year to date includes impairments of $495M for fixed maturities, $103M for equities and $25M for other investments.

(2)	Includes $161M and $279M of unrealized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations for the quarter and year to date, respectively.

(3)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended September 30, 2007			Nine months ended September 30, 2007
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(6)	$268	$262	$(90)	$(137)	$(227)
Equity securities	57	(48)	9	142	(15)	127
Equity and fixed income derivatives	(9)	—	(9)	(14)	—	(14)
Foreign exchange gains (losses)	2	—	2	3	—	3
Other	6	4	10	18	37	55

Total inv. portfolio gains (losses)	50	224	274	59	(115)	(56)
Mark-to-market gains (losses) from derivative transactions	(50)	—	(50)	(54)	—	(54)

Total gains (losses)	—	224	224	5	(115)	(110)
Partially-owned insurance companies (3)	(38)	—	(38)	(38)	—	(38)
Income tax expense (benefit)	(2)	10	8	(20)	(10)	(30)

Net gains (losses)	$(36)	$214	$178	$(13)	$(105)	$(118)

(4)	The quarter includes impairments of $13M for fixed maturities and $5M for equities. Year to date includes impairments of $63M for fixed maturities, $7M for equities and $2M for other investments.

Investment Gains (Losses)	Page 25

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	September 30 2008	June 30 2008	March 31 2008	December 31 2007	December 31 2006
Total short-term debt (1)	$333	$1,050	$1,341	$372	$578
Total long-term debt	3,002	3,008	2,114	1,811	1,560

Total debt	$3,335	$4,058	3,455	2,183	$2,138

Total trust preferred securities	$309	$309	$309	$309	$309

Perpetual preferred shares	$—	$—	557	$557	$557
Common shareholders’ equity	15,356	16,327	16,178	16,120	13,721

Total shareholders’ equity	$15,356	$16,327	$16,735	$16,677	$14,278

Total capitalization	$19,000	$20,694	$20,499	$19,169	$16,725
Tangible shareholders’ equity (2)	$11,539	$12,715	$13,856	$13,839	$11,439

Leverage ratios
Debt/ total capitalization	17.6%	19.6%	16.9%	11.4%	12.8%
Debt plus trust preferred secutities/ total capitalization	19.2%	21.1%	18.4%	13.0%	14.6%
Debt/ tangible equity	28.9%	31.9%	24.9%	15.8%	18.7%
Debt plus trust preferred securities/ tangible equity	31.6%	34.3%	27.2%	18.0%	21.4%
Debt plus total preferred stock/ total capitalization	19.2%	21.1%	21.1%	15.9%	18.0%

(1)	Includes $1.0 billion and $705 million of repurchase agreements for the Combined Insurance acquisition for Q1 and Q2, respectively.

(2)	Tangible equity is equal to shareholders’ equity less goodwill and other intangible assets.

Capital Structure	Page 26

ACE Limited Debt, Trust Preferred and Credit Facilities (in millions of U.S. dollars) (Unaudited)

	Par amount outstanding	Coupon	Maturity Date
Debt and Trust Preferred
ACE US Holdings Senior Notes (1)	$250	6.47%	October 1, 2008
ACE Australia Holdings PTY Limited Term Loan	$79	7.81%	December 19, 2008
ACE INA Holdings Inc Subordinated Notes	$200	8.41%	December 1, 2009
ACE European Holdings No2 Limited Term Loan	$178	5.25%	December 13, 2010
ACE INA Holdings Inc. Term Loan	$450	4.15%	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Debentures	$100	8.88%	August 15, 2029
ACE Capital Trust II Capital Securities	$300	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	6.70%	May 15, 2036

	Commitment	LOC Usage	Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$688	November 8, 2012
Revolving Credit / LOC Facility	$500	$64	November 8, 2012
Funds at Lloyds Capital Facility	$534	$306	December 31, 2013

(1)	Notes repaid with proceeds from security repurchase agreements that mature on December 3, 2008.

Capital Structure 2	Page 27

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share date) (Unaudited)

	Three months ended September 30		Nine months ended September 30
	2008	2007	2008	2007
Numerator
Income excluding net realized gains (losses) (1)	$504	$692	$1,967	$2,019
Perpetual preferred dividend	—	(11)	(24)	(33)

Income to common shares, excl. net realized gains (losses)	504	681	1,943	1,986
Net realized gains (losses), net of income tax	(450)	(36)	(790)	(13)

Net income available to the holders of common shares	54	645	1,153	1,973

Rollforward of Common Shares Outstanding
Shares - beginning of period	333,249,308	329,009,343	329,704,531	326,455,468
Issued under employee stock purchase plan	—	101,234	203,455	205,396
Shares (cancelled) granted	(58,647)	11,614	1,093,933	1,259,080
Issued for option exercises	203,947	338,176	2,392,689	1,540,423

Shares - end of period	333,394,608	329,460,367	333,394,608	329,460,367

Denominator
Weighted average shares outstanding	329,017,376	325,201,688	328,264,771	324,670,960
Effect of other dilutive securities	4,030,013	5,419,353	4,416,680	5,413,751

Adj. wtd. avg. shares outstanding and assumed conversions	333,047,389	330,621,041	332,681,451	330,084,711

Basic earnings per share
Income excluding net realized gains (losses) (1)	$1.53	$2.09	$5.92	$6.12
Net realized gains (losses), net of income tax	(1.37)	(0.11)	(2.41)	(0.04)

Net income	$0.16	$1.98	$3.51	$6.08

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$1.51	$2.06	$5.84	$6.02
Net realized gains (losses), net of income tax	(1.35)	(0.11)	(2.38)	(0.04)

Net income	$0.16	$1.95	$3.46	$5.98

(1)	See page 29 Non-GAAP Financial Measures.

Earning per share	Page 28

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 30.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, future policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned insurance companies because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	YTD 2008	YTD 2007	Full Year 2007
Net income, as reported	$54	$746	$377	$572	$656	$1,177	$2,006	$2,578
Net realized gains (losses)	(510)	(126)	(353)	(66)	—	(989)	5	(61)
Net realized gains (losses) in other income (expense) (1)	(23)	120	(28)	(57)	(38)	69	(38)	(95)
Income tax expense (benefit) on net realized gains (losses)	(83)	(14)	(33)	(2)	(2)	(130)	(20)	(22)

Income excluding net realized gains (losses)	$504	$738	$725	$693	$692	$1,967	$2,019	$2,712

(1)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 29

ACE Limited Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	September 30 2008	June 30 2008	March 31 2008	December 31 2007
Shareholders’ equity	$15,356	$16,327	$16,735	$16,677
Proceeds from issuance of perpetual preferred shares	—	—	(557)	(557)

Numerator for book value per share calculation	15,356	16,327	16,178	16,120
Less: goodwill and other intangible assets	3,817	3,612	2,879	2,838

Numerator for tangible book value per share	$11,539	$12,715	$13,299	$13,282

Denominator	333,394,608	333,249,308	332,506,547	329,704,531

Book value per common share	$46.06	$48.99	$48.65	$48.89
Tangible book value per common share	$34.61	$38.15	$40.00	$40.28

Reconciliation Book Value	Page 30

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	YTD 2008	YTD 2007	Full Year 2007
Net income	$54	$746	$377	$572	$656	$1,177	$2,006	$2,578
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(1,522)	(731)	(497)	133	218	(2,750)	(136)	(3)
Reclassification adjustment for net realized gains (losses) included in net income	383	169	173	6	6	725	21	27
Change in cumulative translation adjustments	(155)	6	27	12	58	(122)	93	105
Change in minimum pension liability	5	1	—	(1)	(1)	6	(3)	(4)
Income tax (expense) benefit related to other comprehensive income items	320	27	8	(37)	(28)	355	(23)	(60)

Other comprehensive income (loss)	(969)	(528)	(289)	113	253	(1,786)	(48)	65

Comprehensive income (loss)	$(915)	$218	$88	$685	$909	$(609)	$1,958	$2,643

Comprehensive Income	Page 31

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) less perpetual preferred securities divided by average common shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per common share: Common shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Common shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Tangible book value per common share: Common shareholders’ equity less goodwill and other itangible assets divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

Glossary	Page 32